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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                            MEXICAN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                                           000-28234                                   76-0493269
(State or other jurisdiction                            (Commission                                (IRS Employer
     of incorporation)                                  File Number)                             Identification No.)




                    1135 EDGEBROOK, HOUSTON, TEXAS 77034-1899
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (713) 943-7574


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 28, 2005, Mexican Restaurants, Inc. issued a press release announcing its financial results for its fiscal year ended January 2, 2005. A copy of the press release is deemed to be furnished, but not filed, as
Exhibit 99.1 hereto.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The following is furnished as Exhibit 99.1 to this Current Report on Form 8-K:

      99.1   Mexican Restaurants, Inc. press release dated March 28, 2005.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEXICAN RESTAURANTS, INC.

Date: March 28, 2005                  By: /s/ Andrew J. Dennard
                                          ----------------------------------
                                          Name:  Andrew J. Dennard
                                          Title: Vice President, Chief Financial
                                                 Officer, Treasurer and
                                                 Corporate Secretary


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                                INDEX TO EXHIBITS



Exhibit No.        Description
-----------        -----------

   99.1            Mexican Restaurants, Inc. press release dated March 28, 2005.